Exhibit 99.1

                             JOINT FILING AGREEMENT

     THIS JOINT FILING AGREEMENT is entered into as of April 5, 2007, by and among the parties signatories hereto.

     The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of common stock, par value $0.001 per share, of Celebrate Express, Inc., a Washington corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

                                SPENCER CAPITAL MANAGEMENT, LLC


                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                                SPENCER CAPITAL OPPORTUNITY FUND, LP

                                By:  Spencer Capital Partners, LLC,
                                        Its General Partner


                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                                SPENCER CAPITAL PARTNERS, LLC


                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                                SPENCER CAPITAL OFFSHORE OPPORTUNITY FUND, LTD.

                                By:  Spencer Capital Offshore Partners, LLC,
                                        Its Management Company


                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member




               [SIGNATURE PAGE TO JOINT FILING AGREEMENT]


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                                SPENCER CAPITAL OFFSHORE PARTNERS, LLC


                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                                CIL SPENCER LIMITED

                                By:  Spencer Capital Management, LLC,
                                        Its Investment Adviser


                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                                 SPENCER CAPITAL OPPORTUNITY FUND II, LP

                                 By:  Spencer Capital Partners II, LLC,
                                         Its General Partner


                                 By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                                SPENCER CAPITAL PARTNERS II, LLC


                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------


                   [SIGNATURE PAGE TO JOINT FILING AGREEMENT]